EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of January 1, 2017. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction of Organization
U.S. Subsidiaries:
Acclarent, Inc.	Delaware
Advanced Sterilization Products Services Inc.	New Jersey
Alios BioPharma, Inc.	Delaware
ALZA Corporation	Delaware
Animas Corporation	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
BioMedical Enterprises, Inc.	Texas
Biosense Webster, Inc.	California
Centocor Research & Development, Inc.	Pennsylvania
Codman & Shurtleff, Inc.	New Jersey
Coherex Medical, Inc.	Delaware
Cordis Financing Corporation	Delaware
Cordis LLC	Delaware
DePuy Mitek, LLC	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, LLC	Ohio
DePuy Synthes Products, Inc.	Delaware
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey
J&J Holdings (Nevada), Inc.	Nevada
Janssen Biotech, Inc.	Pennsylvania
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Consumer Inc.	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson Innovation - JJDC, Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida

Name of Subsidiary	Jurisdiction of Organization
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan Products,LLC	Delaware
LifeScan, Inc.	California
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
McNeil Nutritionals, LLC	Delaware
Medical Devices & Diagnostics Global Services, LLC	Delaware
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Micrus Endovascular LLC	Delaware
Middlesex Assurance Company Limited	Vermont
NeoStrata Company, Inc.	Delaware
NeuWave Medical, Inc.	Delaware
Novira Therapeutics, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding LLC	Delaware
Patriot Pharmaceuticals, LLC	Pennsylvania
Pulsar Vascular, Inc.	Delaware
Rutan Realty LLC	New Jersey
SterilMed, Inc.	Minnesota
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
The Anspach Effort, LLC	Florida
Vogue International LLC	Delaware
International Subsidiaries:
Apsis	France
Apsis Germany GmbH	Germany
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Holding Finance Unlimited Company	Ireland
Cilag Pharmaceuticals GmbH	Switzerland
CNA Development GmbH	Switzerland
Cordis de Mexico, S.A. de C.V.	Mexico
Covagen AG	Switzerland
Crucell N.V.	Netherlands
DePuy France	France
DePuy International Limited	United Kingdom
DePuy Ireland Unlimited Company	Ireland
DePuy Synthes Apollo Limited	Ireland
DePuy Synthes Eos Limited	Ireland
DePuy Synthes Gorgan Limited	Ireland
DePuy Synthes Jason Limited	Ireland
DePuy Synthes Leto S.A.R.L.	Luxembourg

Name of Subsidiary	Jurisdiction of Organization
EES, S.A. de C.V.	Mexico
Ethicon	France
Ethicon Holding Sarl	Switzerland
Ethicon Ireland	Ireland
Ethicon PR Holdings	Ireland
Ethicon Women's Health & Urology Sarl	Switzerland
Ethnor del Istmo, S.A.	Panama
FMS Future Medical System SA	Switzerland
Global Investment Participation B.V.	Netherlands
GMED Healthcare BVBA	Belgium
J.C. General Services CVBA	Belgium
Janssen Biologics (Ireland)	Ireland
Janssen Biologics B.V.	Netherlands
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen de Mexico, S. de R.L. de C.V.	Mexico
Janssen Egypt	Egypt
Janssen Inc.	Canada
Janssen Infectious Diseases-Diagnostics BVBA	Belgium
Janssen Irish Finance Company UC	Ireland
Janssen Korea Ltd.	Korea, Republic of
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Sciences Unlimited Company	Ireland
Janssen R&D Ireland	Ireland
Janssen Sciences Ireland UC	Ireland
Janssen Vaccines & Prevention B.V.	Netherlands
Janssen Vaccines AG	Switzerland
Janssen Vaccines Corp.	Korea, Republic of
Janssen-Cilag	France
Janssen-Cilag A/S	Denmark
Janssen-Cilag AB	Sweden
Janssen-Cilag AG	Switzerland
Janssen-Cilag AS	Norway
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag de Mexico, S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen-Cilag GmbH	Germany
Janssen-Cilag Kft.	Hungary
Janssen-Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.A.	Colombia

Name of Subsidiary	Jurisdiction of Organization
Janssen-Cilag S.p.A.	Italy
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
J-C Health Care Ltd.	Israel
JJC Acquisition Company B.V.	Netherlands
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Belgium Finance Company	Belgium
Johnson & Johnson Consumer (Hong Kong) Limited	Hong Kong
Johnson & Johnson Consumer (Thailand) Limited	Thailand
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson de Argentina S.A.C. e. I.	Argentina
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson del Ecuador S.A.	Ecuador
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson for Export & Import LLC	Egypt
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings GmbH	Austria
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson Innovation Limited	United Kingdom
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Korea Selling & Distribution Limited Liability Company	Korea, Republic of
Johnson & Johnson Korea, Ltd.	Korea, Republic of
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Limited	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical Taiwan Ltd.	Taiwan
Johnson & Johnson Medical, S.C.S.	Venezuela
Johnson & Johnson Medikal Sanayi ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Panama S.A.	Panama
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Private Limited	India
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson Romania S.R.L.	Romania
Johnson & Johnson S.p.A.	Italy
Johnson & Johnson Sante Beaute France	France
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson Vision Care (Ireland)	Ireland
Johnson & Johnson Vision Care (Shanghai) Ltd.	China
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Latam International Investment Company	Ireland
Latam Properties Holdings	Ireland
Lifescan	France
LifeScan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Products Limited	United Kingdom
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor B.V.	Netherlands

Name of Subsidiary	Jurisdiction of Organization
Mentor Holding PP	France
Mentor Medical Systems B.V.	Netherlands
OBTECH Medical Sarl	Switzerland
OMJ Ireland	Ireland
OMJ PR Holdings	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
Penta Pty. Limited	Australia
PMC Holdings G.K.	Japan
PT. Johnson & Johnson Indonesia	Indonesia
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Spectrum Vision Limited Liability Company	Russian Federation
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
Synthes Lux Finance S.àr.l.	Luxembourg
Synthes Luxembourg, S.àr.l.	Luxembourg
SYNTHES Medical Immobilien GmbH	Germany
Synthes Produktions GmbH	Switzerland
Turnbuckle Investment Company	Ireland
Vania Expansion	France
Xian-Janssen Pharmaceutical Ltd.	China